Intangible assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible assets
12 Intangible assets (revised)
(a) Overview of intangible assets

					2022
	Goodwill £m	Computer software £m	Trademarks and similar intangibles £m	Assets in the course of development £m	Total £m
1 January
Cost	43,194	1,266	74,227	156	118,843
Accumulated amortisation and impairment		(858)	(2,360)		(3,218)
Net book value at 1 January	43,194	408	71,867	156	115,625
Differences on exchange	4,762	5	9,033	2	13,802
Additions
– internal development	—	—	—	37	37
– separately acquired	—	—	—	85	85
Reallocations	—	96	29	(125)	—
Amortisation charge	—	(128)	(309)	—	(437)
Impairment	—	(3)	(10)	(11)	(24)
Disposals	—	—	(7)	—	(7)
Held for sale	—	(4)	—	(2)	(6)
31 December
Cost	47,956	1,379	83,454	153	132,942
Accumulated amortisation and impairment		(1,005)	(2,851)	(11)	(3,867)
Net book value at 31 December	47,956	374	80,603	142	129,075

					2021
	Goodwill £m	Computer software £m	Trademarks and similar intangibles £m	Assets in the course of development £m	Total £m
1 January
Cost	43,319	1,307	73,598	120	118,344
Accumulated amortisation and impairment		(885)	(2,116)		(3,001)
Net book value at 1 January	43,319	422	71,482	120	115,343
Differences on exchange	(68)	(3)	640	—	569
Additions
– internal development	—	—	—	139	139
– separately acquired	—	—	60	33	93
Reallocations	—	118	18	(136)	—
Amortisation charge	—	(116)	(319)	—	(435)
Impairment	(57)	(13)	(14)	—	(84)
31 December
Cost	43,194	1,266	74,227	156	118,843
Accumulated amortisation and impairment		(858)	(2,360)		(3,218)
Net book value at 31 December	43,194	408	71,867	156	115,625
(b) Goodwill
Goodwill of £47,956 million (2021: £43,194 million) is included in intangible assets in the balance sheet of which the following are the significant acquisitions: Reynolds American £37,181 million (2021: £33,021 million); Rothmans Group £4,704 million (2021: £4,408 million); Imperial Tobacco Canada £2,460 million (2021: £2,345 million); ETI (Italy) £1,461 million (2021: £1,384 million) and ST (principally Scandinavia) £1,102 million (2021: £1,043 million). The principal allocations of goodwill in the Rothmans’ acquisition are to the Europe cash generating unit and the South African cash generating unit, with the remainder mainly relating to other operations in APMEA.
During 2022, there was no goodwill impairment (2021: £57 million) as explained in note 12(e)(iv) below.
(c) Trademarks and similar intangibles
Trademarks and similar intangibles with indefinite lives
The net book value of trademarks and similar intangibles with indefinite lives is £78,228 million (2021: £69,475 million) and relates to the acquisition of Reynolds American. The trademarks acquired, including Newport, Camel, Natural American Spirit, Grizzly and Pall Mall, all of which are part of the Group’s Strategic Portfolio of key brands, form the core focus of the U.S. business and receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. These trademarks have significant market share and positive cashflow growth expectations. There are no regulatory or contractual restrictions on the use of the trademarks, and there are no plans by management to significantly redirect resources elsewhere. Consequently, in the view of management, these trademarks do not have a foreseeable and definite end to their ability to generate future cash flows and hence are not amortised.
Trademarks and similar intangibles with definite lives
The majority of trademarks and similar intangibles with definite lives relate to trademarks acquired in previous years. These trademarks are amortised over their expected useful lives, which do not exceed 20 years. Included in the net book value of trademarks and similar intangibles are trademarks relating to the acquisition of Reynolds American £2,071 million (2021: £2,038 million).
(d) Computer software and assets in the course of development
Included in computer software and assets in the course of development are internally developed assets with a carrying value of £423 million (2021: £517 million). The costs of internally developed assets include capitalised expenses of employees working full time on software development projects, third-party consultants and software licence fees from third-party suppliers.
The Group has £1 million of future contractual commitments (2021: £2 million) related to intangible assets.
(e) Impairment testing
(i) Overview
a. Estimation uncertainty
As described in note 1, the critical accounting estimates used in the preparation of the consolidated financial statements include the review of asset values, especially indefinite life assets such as goodwill and certain trademarks and similar intangibles.
There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the assessment of the recoverability of these assets, with the effect that the value-in-use of calculations incorporate estimation uncertainty, particularly for certain assets held in relation to the Canadian and U.S. markets.
b. Impact of climate change
The impact of climate change on the future cash flows has been considered for scenarios analysed in terms of future access to tobacco and nicotine. The climate change scenario analyses – conducted in line with TCFD recommendations – undertaken this year did not identify any material financial impact.
(ii) Impairment testing – Trademarks and similar intangibles with indefinite lives (brands)
The trademarks and similar intangibles with indefinite lives (brands) have been tested for impairment on a value-in-use basis. The value-in-use calculations use cash flows based on detailed brand budgets prepared by management using projected sales volumes and pricing (net revenue) and projected brand profitability covering a five-year horizon and, thereafter, grown into perpetuity. Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on revenue. The discount rates and long-term growth rates applied to the brand value-in-use calculations have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations. As the trademarks and similar intangibles with indefinite lives relate to the acquisition of Reynolds American, the brand budgets used in the value-in-use calculations have also been incorporated into the budget information used in the impairment testing of Reynolds American goodwill.

		2022		2021
	Carrying amount £m	Pre-tax discount rate %*	Carrying amount £m	Pre-tax discount rate %
Indefinite-lived intangibles
Newport	33,236	9.2	29,517	9.9
Camel	14,058	8.9	12,485	9.4
Pall Mall	6,252	8.6	5,552	8.8
Natural American Spirit	13,019	8.6	11,562	8.7
Camel Snus	1,355	8.6	1,203	8.7
Grizzly	10,308	8.6	9,155	8.7
Total	78,228		69,474
Note:
*    The pre-tax discount rates for all indefinite-lived intangibles have declined in comparison to 2021 primarily as the result of a change in U.S. federal tax rate assumption in 2022. On a post-tax basis the discount rates for all the indefinite-lived intangibles have increased when compared with 2021, except for Newport which, as the most exposed brand to mentholated products, saw a greater shift in risk for the discount rate into the cash flows, in 2022, in relation to the proposed product standard to prohibit menthol as a characterising flavour in cigarettes (outlined further in note 12(e)(v).
Refer to note 12(e)(v) for further information on brand impairment testing.
(iii) Cash-generating units and information on goodwill impairment testing
In 2022, goodwill was allocated for impairment testing purposes to 17 (2021: 17) individual cash-generating units (CGUs) – one in the U.S.
(2021: one), nine in AME (2021: nine) and seven in APMEA (2021: seven).

		2022		2021
	Carrying amount £m	Pre-tax discount rate %	Carrying amount £m	Pre-tax discount rate %
Cash-generating unit
Reynolds American	37,181	8.8	33,021	8.4
Europe	5,670	7.5	5,362	6.1
Canada	2,460	19.4	2,345	19.3
Australia	755	8.2	719	6.8
South Africa*	541	10.4	512	14.6
Singapore	398	7.9	352	8.2
GTR	264	7.6	233	7.7
Malaysia	240	11.4	226	11.2
Peru*	103	7.5	91	10.7
Other	344	8.0	333	6.8
Total	47,956		43,194
Note:
*    Due to difficult trading conditions and uncertainties resulting from the COVID-19 pandemic in the prior year, a more granular market-led approach was adopted in formulating the CGUs financial forecast and value-in-use assumptions. However, given these risk factors have now dissipated, the CGUs have been assessed through the established Group approach in the current year.
Included within ‘Other’ above is goodwill arising on various acquisitions that have been allocated to eight cash-generating units which are, individually, insignificant. The pre-tax discount rate represents the weighted average pre-tax discount rate.
The recoverable amounts of all cash-generating units have been determined on a value-in-use basis. The key assumptions for the recoverable amounts of all units are the projected sales volumes and pricing (net revenues), operating margins and long-term growth rates, which directly impact the cash flows, and the discount rates used in the calculation. The long-term growth rate is used purely for the impairment testing of goodwill under IAS 36 Impairment of Assets and does not reflect long-term planning assumptions used by the Group for investment proposals or for any other assessments.
Post-tax discount rates were used in the impairment testing, based on the Group’s weighted average cost of capital, taking into account the cost of capital and borrowings, to which specific market-related premium adjustments are made. These adjustments are derived from external sources and are based on the spread between bonds (or credit default swaps, or similar indicators) issued by the relevant local (or comparable) government, adjusted for the Group’s own credit market risk. For ease of use and consistency in application, these results are periodically calibrated into bands based on internationally recognised credit ratings. This applies to all CGUs with the exception of Reynolds which had its discount rate independently determined based on its own weighted average cost of capital and U.S. market-related premiums. In general, an overall increase in post-tax discount rates in 2022 has been observed, primarily driven by higher interest rates and bond yields. In relation to Reynolds, this has been partially offset by a reduction in the risk-adjustment incorporated into the 2021 discount rates which has now been incorporated directly into the cash flows.
The long-term growth rates and discount rates have been applied to the budgeted cash flows of each cash-generating unit. These cash flows have been determined by local management based on experience, specific market and brand trends, as well as pricing and cost expectations. These have been endorsed by Group management as part of the consolidated Group’s budget.
(iv) Impairment testing – Goodwill (excluding Reynolds American and Canada)
The value-in-use calculations use cash flows based on detailed financial budgets prepared by management covering a one-year period extrapolated over a 10-year horizon with growth of 3% (2021: 3%) in years 2 to 10, after which a growth rate of 1% (2021: 1%) having been assumed as the long-term volume decline is more than offset by pricing to drive revenue growth. A 10-year horizon is considered appropriate based on the Group’s history of profit and cash growth, its well-balanced portfolio of brands and the industry in which it operates.
For the Malaysian cash-generating unit, as a result of regulatory and macro-economic conditions, the above assumptions were amended to reflect the short- to medium-term plans of the country or area management spanning up to a period of five years after which a long-term growth rate of 0% has been assumed. For the Malaysian cash-generating units headroom to reduce to £nil, the forecasted cash flows would need to reduce by 11.5% year on year or the pre-tax discount rate would have to increase by 1.5%, both of which management does not consider to be reasonably possible. The Group will continue to monitor Malaysia's performance going forward to identify if any impairment triggers materialise.
South Africa is positively recovering from the COVID-19 pandemic and the five-month sales ban in 2020, with the forecasted cashflows prepared to reflect the continued expected recovery with no further indication of impairment.
The Group had recognised an impairment charge of £54 million in 2021 for its Peruvian cash generating unit due to continued difficult trading conditions as a consequence of the COVID-19 pandemic and its impact on the forecasted operating cashflows which partially reduced the carrying value of goodwill to £91 million. As a result of the assessment, in 2022, no further deterioration in performance was identified requiring further impairment consideration.
In 2021, the Group also impaired in full the goodwill of Myanmar resulting in an impairment charge of £3 million.
Following the application of a reasonable range of sensitivities to all cash-generating units, there was no reasonably possible scenario identified that would lead to a potential impairment charge.
(v) Impairment testing – Reynolds American
Goodwill relating to Reynolds American and the indefinite-lived brand intangibles
On 28 April 2022, the FDA announced a proposed product standard to prohibit menthol as a characterising flavour in cigarettes, consistent with their previously stated timeline. Management notes that the proposal of a product standard does not itself constitute a ban on menthol in cigarettes given the proposed standard is still required to go through the established U.S. comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. Further to this, on 21 June 2022, the FDA announced plans to develop a proposed product standard that would establish a maximum nicotine level in cigarettes and certain other combustible tobacco products to reduce addictiveness. Management notes that the FDA announcement does not itself constitute restrictions on nicotine levels in cigarettes, and any proposed regulation of nicotine in cigarettes would need to be introduced through the established U.S. comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. Management do not deem this to be a new development but rather a continuation of the rulemaking process that the FDA initiated in 2017 that was later put on hold.
In December 2022, the sale of most tobacco products with characterising flavours (including menthol) other than tobacco were banned in the state of California. The impact of such ban does not present an indicator of a potential impairment for Reynolds American goodwill or any of the indefinite-lived intangibles. The Group has a long-standing track record of managing regulatory shifts and, in the event of regulatory change, the Group remains confident in its ability to navigate that environment successfully. Since 2018, having considered the combination of the risk of implementation and impact of any change in regulations, the Group has not recognised any impairment on either the Newport or Camel brands or the Reynolds American cash-generating unit.
In 2022, the value-in-use calculations have been determined based on probability weighted scenarios to derive a risk-adjusted cash flow forecast applied within the valuations. Management incorporated the following scenarios into the valuation:
–Management’s internal forecast (risk of the proposed product standard to prohibit menthol as a characterising flavour in cigarettes incorporated into the long-term growth rate).
–Assuming a final product standard to prohibit menthol as a characterising flavour in cigarettes becomes effective in the final year of the discrete forecast period (Management’s best estimate of the ban’s effective date, if a final rule is published).
–No product standard to prohibit menthol as a characterising flavour in cigarettes ultimately ends up being introduced.
This is a change in valuation methodology from 2021 where management prepared one cash flow forecast with the potential impact/risk of a proposed product standard to prohibit menthol as a characterising flavour in cigarettes incorporated into the long-term growth rate and discount rate. This change was a result of the timing of a proposed product standard narrowing given we have moved one year further forward.
The value-in-use calculations for brands, as described in note 12(e)(ii) above, have been incorporated in the probability weighted scenarios used in the Reynolds American goodwill model. The value-in-use calculations have been prepared based on a five-year risk-adjusted cash flow forecast which assumes a long-term volume decline of cigarettes generally offset by pricing. After this forecast, a probability weighted growth rate of 1.05% has been assumed for the Reynolds American cash-generating unit, 0.89% for Newport, 0.93% for Camel, and 1.0%for all remaining indefinite life intangibles.
The excess of value-in-use earnings over the carrying values (headroom) of the Reynolds American cash-generating unit and the Newport, Camel, Pall Mall, Grizzly and Camel Snus brand intangibles would be reduced to nil if the following individual changes were made to the key assumptions used in the impairment model.

	Reynolds American goodwill %	Newport %	Camel %	Pall Mall %	Grizzly %	Camel Snus %
Assumptions
Decrease in revenue by*	6.1	21.0	28.6	14.1	8.9	5.1
Increase in pre-tax discount rate by	0.8	3.4	5.5	2.2	0.8	0.4
Decrease in long-term growth rate by	0.8	4.0	7.0	2.4	1.0	0.5
Note:
*    Revenue sensitivities are performed in isolation and do not include the removal of the corresponding variable cost of sales.
The change in revenue assumption is based on revenue in the five-year forecast reducing by the stated percentage in each year without any future recovery and assumes that other assumptions are not changed. Management concluded that such reduction would not be reasonably possible for either Reynolds American goodwill or the indefinite-lived intangibles.
As a result of a reduction in the excess of value-in-use earnings over the carrying values (headroom) on Reynolds American goodwill in 2022, reasonably possible changes to key assumptions, within the value-in-use model, could result in an impairment charge. The following movements in key assumptions are deemed to be reasonably possible and would result in the following:

Current headroom (£m)	Assumptions	Reasonable possible change	Impact (£m)	Possible impairment (£m)
11,826	Pre-tax discount rate	Increase of 0.93%	(13,355)	(1,529)
	Long-term growth rates	Decrease of 0.85%	(13,036)	(1,210)
Reasonably possible changes to key assumptions, within the value-in-use model, which could result in an impairment charge were also identified for Camel Snus. The following movements in key assumptions are deemed to be reasonably possible and would result in the following:

Current headroom (£m)	Assumptions	Reasonable possible change	Impact (£m)	Possible impairment (£m)
95	Pre-tax discount rate	Increase of 0.94%	(165)	(70)
	Long-term growth rates	Decrease of 1.00%	(175)	(80)
The sensitivities relating to the pre-tax discount rates above are based upon a change in the risk-free rate only, as a directional potential impact. It is recognised that such changes may arise in a combination of assumptions within the discount rate calculation.
Apart from Camel Snus, management concluded that no reasonably possible scenarios were identified that resulted in any of the indefinite-lived intangibles requiring an impairment charge. However, it is noted that if adverse movement occurred in a combination of the above key assumptions for the Pall Mall brand intangible this may result in an impairment charge.
(vi) Impairment testing – Canada
Goodwill relating to Imperial Tobacco Canada Ltd (ITCAN)
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’ Creditors Arrangement Act (CCAA). If the CCAA creditor protection were to end, significant liabilities might crystallise. As a consequence, to reflect the risk to future operating cash flows, the value-in-use calculations have been prepared based on a five-year cash flow forecast, after which a growth rate of -2.5% and a pre-tax discount rate of 19.4% (2021: 19.3%) have been assumed. Further information on the Quebec Class Actions and CCAA can be found in note 31.
In addition to the increase in discount rate, a reasonable range of sensitivities was applied to the value-in-use calculation, and there was no risk of an impairment charge identified.
The excess of value-in-use earnings over the carrying values (headroom) of the ITCAN goodwill would be reduced to nil if the following individual changes, none of which are considered reasonably possible by management, were made to the key assumptions used in the impairment model. The change in revenue assumption is based on combustibles revenue in the five-year forecast reducing by 20.6% in each year and assumes that other assumptions are not changed.

Canada goodwill %
Assumptions
Decrease in revenue by	20.6
Increase in pre-tax discount rate by	10.2
Note:
*    Revenue sensitivities are performed in isolation and do not include the removal of the corresponding variable cost of sales.

The £2,460 million of goodwill relating to ITCAN on the Group’s balance sheet at 31 December 2022 will continue to be reviewed on a regular basis. Any future impairment charge would result in a non-cash charge to the income statement that will be treated as an adjusting item.